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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2000

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                            5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

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ITEM 5. OTHER EVENTS

      On May 8, 2000, Consolidated Graphics, Inc. (the "Company") announced the formation of a strategic alliance with Standard Register that will leverage the expertise of both companies to deliver world-class printing and document management services. A copy of the press release is attached hereto as Exhibit 99.1.

      The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:


     99.1 Press release of the Company dated May 8, 2000, related to the announcement of a strategic alliance with Standard Register.

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                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)
                                          By: /s/ G. CHRISTOPHER COLVILLE
                                                  G. Christopher Colville
                                                  Executive Vice President-
                                                   Mergers & Acquisitions,
                                          Chief Financial and Accounting Officer

Date:  May 9, 2000